SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   August 6, 2008

MEGA MEDIA GROUP, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-28881	88-0403762
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1122 Coney Island Avenue
Brooklyn, NY 11235
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(718) 947-1100
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

As previously disclosed in the current report Form 8-K filed on July 3, 2008 and August 5, 2008, on July 1, 2008 and July 31, 2008, Mega Media Group, Inc. (the “Company”) entered into aggregate of $200,000 9% convertible promissory note agreements (the “Notes”) with Jaworek Capital, LLC.

On August 6, 2008 and August 8, 2008, the Company issued  Jaworek Capital, LLC an aggregate of 6,379,338 shares of common stock at conversion price $0.0311 and 0.0319 respectively.

Aggregated with the 2,453,458 shares of common stock issued to Jaworek Capital, LLC on July 2, 2008 and the 440,000 shares of common stock held by Michal Jaworek, President of Jaworek Capital, LLC, Jaworek Capital LLC is the beneficial owner of a total of 9,272,796 shares of the Company’s common stock, which represents 10.04% of the Company’s issued and outstanding common stock and therefore both Jaworek Capital, LLC and Michal Jaworek are deemed affiliates of the Company.

The shares issued hereto are in reliance on the exemption under Section 4(2) of the Securities Act of 1933, as amended (the “Act”). These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance shares by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of shares offered. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, this shareholder had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

N/A

(b) Pro Forma Financial Information.

N/A

(c) Exhibits.

Exhibit Number	Description

10.1	Convertible Promissory Note Agreement by and between the Company and Jaworek Capital on July 1, 2008. (Incorporated as Exhibit filed in current report Form 8-K as of July 3, 2008.)
10.2	Convertible Promissory Note Agreement by and between the Company and Jaworek Capital on July 31, 2008. (Incorporated as Exhibit filed in current report Form 8-K as of August 5, 2008.)
10.3	Conversion Notice from Jaworek Capital, LLC to the Company on August 6, 2008.
10.4	Conversion Notice from Jaworek Capital, LLC to the Company on August 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MEGA MEDIA GROUP, INC.

Dated: August 11, 2008                                                                        By:  /s/ Alex Shvarts
                        Alex Shvarts
                        President and Director